Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
May 11, 2020	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces First Quarter Results

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended March 31, 2020. The Company reported net income of $7.87 million, or $0.44 per diluted common share, for the quarter ended March 31, 2020, which was a decrease of $0.16, or 26.67%, over the same quarter of 2019.

Additionally, the Company recently declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share. 2020 is the 35th consecutive year of regular dividends to common shareholders.

First Quarter 2020 and Current Highlights

●	Pandemic and General
o

The Company initiated social distancing practices at its branches and corporate offices on March 20 2020, and those continue today. Remote working environments were successfully initiated for approximately 80%, of the Company’s back office workforce.

o	Implemented a pay differential for employees continuing to work at branch and back-office locations.
o

In order to aid its affected customers, the Company modified or deferred payments on 887 commercial loans totaling $254.72 million in principal and 1,535 retail loans totaling $72.80 million in principal balances.

o	Through May 1, 2020, the Company processed 641 loans for proceeds of $58.26 million through the SBA’s Paycheck Protection Program.
o

The Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, signed into law on March 27, 2020 to address economic disruption caused by the COVID-19 pandemic, provides financial institutions with the option to not comply with the Financial Accounting Standards Board’s Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments – Credit Losses (Topic 326) until the earlier of the end of the national emergency or the end of 2020.  The Company has chosen to not comply with ASU No. 2016-13 and its Current Expected Credit Loss methodology (“CECL”), as permitted by the CARES Act, during the national emergency.  Complying during the national emergency would impose significant and ongoing expenses on the Company and consume a significant amount of staff time when the need to process customer loan modifications and deferrals and PPP loan applications remains very high.  Management believes the incurred loss impairment methodology provides a more practical measurement of credit losses in the current economic environment.

●	Income Statement
o

Current year quarter earnings includes a loan loss provision of $3.50 million, an increase of $2.28 million over first quarter of 2019. The provision had the effect of increasing loan loss reserves $2.71 million during the first quarter to recognize the impact of the coronavirus slowdown.

o	Despite the significant increase in loan loss provision, return on average assets was 1.16% for the quarter.
o	Net interest margin increased 11 basis points to 4.71% compared to the same quarter of 2019, reflective of the addition of Highlands Bankshares, Inc.
o	The Company incurred $1.89 million in residual merger expenses related to the Highlands acquisition that occurred December 31, 2019.

●	Balance Sheet
o

Prior to the pandemic responses, the Company completed its stock repurchase authorization with the repurchase of 734,653 shares for approximately $21.87 million. Based on the current outlook for economic conditions, the Company decided to temporarily suspend any further share repurchases. As of March 31, 2020, the Company continues to significantly exceed regulatory “well capitalized” targets, as well as all capital targets of its capital management plan.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 58 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of March 31, 2020. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.02 billion in combined assets as of March 31, 2020. The Company reported consolidated assets of $2.74 billion as of March 31, 2020. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except share and per share data)	2020	2019	2019	2019	2019
Interest income
Interest and fees on loans	$28,058	$21,837	$22,068	$22,721	$22,179
Interest on securities	918	870	857	895	1,094
Interest on deposits in banks	533	663	680	766	338
Total interest income	29,509	23,370	23,605	24,382	23,611
Interest expense
Interest on deposits	1,825	1,312	1,383	1,392	1,305
Interest on borrowings	2	1	1	1	120
Total interest expense	1,827	1,313	1,384	1,393	1,425
Net interest income	27,682	22,057	22,221	22,989	22,186
Provision for loan losses	3,500	91	675	1,585	1,220
Net interest income after provision	24,182	21,966	21,546	21,404	20,966
Noninterest income	7,549	9,314	7,634	8,649	8,080
Noninterest expense	21,664	18,883	17,444	16,651	16,785
Income before income taxes	10,067	12,397	11,736	13,402	12,261
Income tax expense	2,195	2,833	2,580	2,951	2,630
Net income	$7,872	$9,564	$9,156	$10,451	$9,631

Earnings per common share
Basic	$0.44	$0.61	$0.59	$0.67	$0.61
Diluted	0.44	0.61	0.58	0.66	0.60
Cash dividends per common share
Regular	0.25	0.25	0.25	0.25	0.21
Weighted average shares outstanding
Basic	17,998,994	15,611,093	15,603,992	15,712,204	15,839,424
Diluted	18,050,071	15,670,047	15,664,587	15,775,320	15,920,950
Performance ratios
Return on average assets	1.16%	1.71%	1.65%	1.89%	1.75%
Return on average common equity	7.49%	11.08%	10.80%	12.57%	11.77%
Return on average tangible common equity(1)	11.12%	15.33%	15.19%	17.57%	16.66%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
(Amounts in thousands, except per share data)
Net income	$7,872	$9,564	$9,156	$10,451	$9,631
Non-GAAP adjustments:
Net (gain) loss on sale of securities	(385)	-	-	43	-
Merger, acquisition, and divestiture expense	1,893	1,532	592	-	-
Other items(1)	-	(2,395)	(900)	(2,025)	(1,675)
Total adjustments	1,508	(863)	(308)	(1,982)	(1,675)
Tax effect	354	(331)	(134)	(550)	(328)
Adjusted earnings, non-GAAP	$9,026	$9,032	$8,982	$9,019	$8,284

Adjusted diluted earnings per common share, non-GAAP	$0.50	$0.58	$0.57	$0.57	$0.52
Performance ratios, non-GAAP
Adjusted return on average assets	1.33%	1.61%	1.62%	1.63%	1.51%
Adjusted return on average common equity	8.59%	10.46%	10.59%	10.84%	10.12%
Adjusted return on average tangible common equity(2)	12.75%	14.48%	14.90%	15.16%	14.33%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended March 31,
	2020			2019
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,081,132	$28,105	5.43%	$1,765,132	$22,236	5.11%
Securities available for sale	136,109	1,060	3.13%	145,783	1,231	3.43%
Securities held to maturity	-	-	-	12,348	45	1.48%
Interest-bearing deposits	163,483	535	1.31%	54,694	338	2.50%
Total earning assets	2,380,724	29,700	5.02%	1,977,957	23,850	4.89%
Other assets	353,647			247,965
Total assets	$2,734,371			$2,225,922

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$502,603	$90	0.07%	$447,023	$37	0.03%
Savings deposits	679,656	414	0.24%	501,276	175	0.14%
Time deposits	485,085	1,322	1.10%	438,454	1,093	1.01%
Total interest-bearing deposits	1,667,344	1,826	0.44%	1,386,753	1,305	0.38%
Borrowings
Retail repurchase agreements	1,459	2	0.59%	3,259	1	0.13%
Wholesale repurchase agreements	-	-	-	15,278	119	3.17%
FHLB advances and other borrowings	134	1	1.70%	-	-	-
Total borrowings	1,593	3	-	18,537	120	2.63%
Total interest-bearing liabilities	1,668,937	1,829	0.44%	1,405,290	1,425	0.41%
Noninterest-bearing demand deposits	600,636			459,766
Other liabilities	42,174			28,894
Total liabilities	2,311,747			1,893,950
Stockholders' equity	422,624			331,972
Total liabilities and stockholders' equity	$2,734,371			$2,225,922
Net interest income, FTE(1)		$27,871			$22,425
Net interest rate spread			4.58%			4.48%
Net interest margin, FTE(1)			4.71%			4.60%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.95 million and $764 thousand for the three months ended March 31, 2020 and 2019, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2020	2019	2019	2019	2019
Noninterest income
Wealth management	$844	$842	$952	$884	$745
Service charges on deposits	3,731	3,702	3,785	3,699	3,408
Other service charges and fees	2,231	2,096	2,007	2,129	2,049
Net gain (loss) on sale of securities	385	-	-	(43)	-
Net FDIC indemnification asset amortization	(486)	(590)	(719)	(516)	(552)
Other income	-	2,395	900	2,025	1,675
Other operating income	844	869	709	471	755
Total noninterest income	$7,549	$9,314	$7,634	$8,649	$8,080
Noninterest expense
Salaries and employee benefits	$11,386	$9,495	$9,334	$9,153	$9,166
Occupancy expense	1,315	1,057	1,042	1,082	1,153
Furniture and equipment expense	1,384	1,179	1,183	1,062	1,033
Service fees	1,523	721	1,053	1,231	1,030
Advertising and public relations	512	478	795	513	524
Professional fees	233	408	375	328	414
Amortization of intangibles	361	251	251	249	246
FDIC premiums and assessments	-	-	-	150	168
Merger, acquisition, and divestiture expense	1,893	1,532	592	-	-
Other operating expense	3,057	3,762	2,819	2,883	3,051
Total noninterest expense	$21,664	$18,883	$17,444	$16,651	$16,785

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands, except per share data)	2020	2019	2019	2019	2019
Assets
Cash and cash equivalents	$241,613	$217,009	$182,458	$156,478	$148,546
Debt securities available for sale	107,753	169,574	115,537	119,076	132,597
Loans held for sale	-	263	-	-	-
Loans held for investment, net of unearned income
Noncovered	2,084,610	2,101,599	1,679,958	1,705,408	1,719,905
Covered	12,115	12,861	14,158	15,520	17,475
Allowance for loan losses	(21,137)	(18,425)	(18,493)	(18,540)	(18,243)
Loans held for investment, net	2,075,588	2,096,035	1,675,623	1,702,388	1,719,137
FDIC indemnification asset	2,433	2,883	3,458	4,020	4,578
Premises and equipment, net	63,319	62,824	48,521	48,262	46,636
Other real estate owned, noncovered	2,502	3,969	2,528	3,810	3,903
Other real estate owned, covered	-	-	-	152	152
Interest receivable	6,117	6,677	4,842	5,317	5,227
Goodwill	129,565	129,565	92,744	92,744	92,744
Other intangible assets	8,159	8,519	4,280	4,532	4,780
Other assets	101,912	101,529	75,056	75,248	84,035
Total assets	$2,738,961	$2,798,847	$2,205,047	$2,212,027	$2,242,335

Liabilities
Deposits
Noninterest-bearing	$620,292	$627,868	$472,478	$480,573	$479,299
Interest-bearing	1,668,122	1,702,044	1,364,374	1,367,465	1,399,138
Total deposits	2,288,414	2,329,912	1,836,852	1,848,038	1,878,437
Securities sold under agreements to repurchase	1,348	1,601	1,863	3,083	3,700
FHLB and other borrowings	1,000	-	-	-	-
Interest, taxes, and other liabilities	36,593	38,515	28,969	27,220	27,096
Total liabilities	2,327,355	2,370,028	1,867,684	1,878,341	1,909,233

Stockholders' equity
Common stock	17,700	18,377	15,580	15,633	15,818
Additional paid-in capital	172,231	192,413	108,222	109,816	115,914
Retained earnings	222,814	219,535	213,866	208,618	202,103
Accumulated other comprehensive loss	(1,139)	(1,506)	(305)	(381)	(733)
Total stockholders' equity	411,606	428,819	337,363	333,686	333,102
Total liabilities and stockholders' equity	$2,738,961	$2,798,847	$2,205,047	$2,212,027	$2,242,335

Shares outstanding at period-end	17,700,140	18,376,991	15,579,740	15,633,388	15,818,368
Book value per common share	$23.25	$23.33	$21.65	$21.34	$21.06
Tangible book value per common share(1)	15.47	15.82	15.43	15.12	14.89

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	March31,	December 31,	September 30,	June 30,	March 31,
(Amounts in thousands)	2020	2019	2019	2019	2019
Allowance for Loan Losses
Beginning balance	$18,425	$18,493	$18,540	$18,243	$18,267
Provision for loan losses charged to operations	3,500	91	675	1,585	1,220
Charge-offs	(1,194)	(1,353)	(964)	(2,114)	(1,622)
Recoveries	406	1,194	242	826	378
Net charge-offs	(788)	(159)	(722)	(1,288)	(1,244)
Ending balance	$21,137	$18,425	$18,493	$18,540	$18,243

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$20,263	$16,113	$16,701	$16,368	$18,544
Accruing loans past due 90 days or more	329	144	107	37	156
Troubled debt restructurings ("TDRs")(1)	623	720	668	821	835
Total non-covered nonperforming loans	21,215	16,977	17,476	17,226	19,535
OREO	2,502	3,969	2,528	3,810	3,903
Total non-covered nonperforming assets	$23,717	$20,946	$20,004	$21,036	$23,438

Covered nonperforming assets
Nonaccrual loans	$145	$244	$243	$203	$237
Total covered nonperforming loans	145	244	243	203	237
OREO	-	-	-	152	152
Total covered nonperforming assets	$145	$244	$243	$355	$389

Additional Information
Performing TDRs(2)	$8,429	$5,855	$5,635	$5,676	$5,654
Total Accruing TDRs(3)	9,052	6,575	6,303	6,497	6,489

Non-covered ratios
Nonperforming loans to total loans	1.02%	0.81%	1.04%	1.01%	1.14%
Nonperforming assets to total assets	0.87%	0.75%	0.91%	0.96%	1.05%
Non-PCI allowance to nonperforming loans	99.63%	108.53%	105.82%	107.63%	93.39%
Non-PCI allowance to total loans	1.01%	0.88%	1.10%	1.09%	1.06%
Annualized net charge-offs to average loans	0.15%	0.04%	0.17%	0.30%	0.29%

Total ratios
Nonperforming loans to total loans	1.02%	0.81%	1.05%	1.01%	1.14%
Nonperforming assets to total assets	0.87%	0.76%	0.92%	0.97%	1.06%
Allowance for loan losses to nonperforming loans	98.96%	106.99%	104.37%	106.37%	92.27%
Allowance for loan losses to total loans	1.01%	0.87%	1.09%	1.08%	1.05%
Annualized net charge-offs to average loans	0.15%	0.04%	0.17%	0.30%	0.29%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs